Exhibits Index

Exhibit No.

Ex-101.INS     XBRL Instance Document

Ex-101.SCH    XBRL Schema Document

Ex-101.DEF    XBRL Definition Linkbase

Ex-101.LAB    XBRL Labels Linkbase

Ex-101.PRE    XBRL Presentation Linkbase